                                                                     EXHIBIT 4.2



                         FORM OF INDENTURE SUPPLEMENT



================================================================================


                      MBNA CREDIT CARD MASTER NOTE TRUST

                                   as Issuer



                   SERIES [__________] INDENTURE SUPPLEMENT

                        dated as of ________ __, _____

                                      to

                                   INDENTURE

                     dated as of ______________ ____, 2001


                             THE BANK OF NEW YORK

                             as Indenture Trustee



================================================================================

                                TABLE OF CONTENTS

                                                                                                              Page
                                                             Article I

            Definitions and Other Provisions of General Application

         Section 1.01.     Definitions.....................................................................   1

         Section 1.02.     Governing Law...................................................................  11

         Section 1.03.     Counterparts....................................................................  11

         Section 1.04.     Ratification of Indenture.......................................................  12

                                                            Article II

                                                            The Notes

         Section 2.01.     Creation and Designation........................................................  13

         Section 2.02.     New Issuances of Notes..........................................................  13

         Section 2.03.     Required Subordinated Amount Conditions to Issuance of a Tranche of a
                           Senior Class of Notes...........................................................  14

                                                          Article III

                                               Allocations, Deposits and Payments

         Section 3.01.     Allocations of Series [____] Available Funds....................................  16

         Section 3.02.     Targeted Deposits to the Interest Funding Account...............................  16

         Section 3.03.     Allocations of Series [___] Available Funds to Interest Funding
                           sub-Accounts....................................................................  17

         Section 3.04.     Payments Received from Derivative Counterparties for Interest; Other
                           Deposits to the Interest Funding sub-Accounts...................................  18

         Section 3.05.     Allocations of Reductions from Investor Charge-Offs to the Nominal
                           Liquidation Amount of Subordinated Classes......................................  19

         Section 3.06.     Allocations of Reimbursements of Nominal Liquidation Amount Deficits............  20

         Section 3.07.     Application of Series [   ] Available Principal Amounts.........................  21

         Section 3.08.     Limit on Reallocations of Series [___] Available Principal Amounts Taken
                           to Benefit Senior Classes.......................................................  22

         Section 3.09.     Computation of Amount of Reallocations of Series [___] Available Principal
                           Amounts Taken from Subordinated Classes; Allocations of Reductions to the
                           Nominal Liquidation Amount of Subordinated Classes from Reallocations of
                           Series [___] Available Principal Amounts........................................  23

         Section 3.10.     Targeted Deposits of Series [   ] Available Principal Amounts to the
                           Principal Funding Account.......................................................  24

         Section 3.11.     Allocations among Principal Funding sub-Accounts................................  25

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                           Page
         Section 3.12.     Payments Received from Derivative Counterparties for Principal; Other
                           Deposits to Principal Funding sub-Accounts......................................  26

         Section 3.13.     Withdrawals from Interest Funding Account.......................................  26

         Section 3.14.     Withdrawals from Principal Funding Account......................................  27

         Section 3.15.     Limit on Repayments of all Tranches.............................................  29

         Section 3.16.     Calculation of Nominal Liquidation Amount.......................................  29

         Section 3.17.     Reinvestment in the Collateral Certificate......................................  30

         Section 3.18.     Netting of Deposits and Payments................................................  30

         Section 3.19.     Pro rata Payments within a Tranche..............................................  30

         Section 3.20.     Sale of Receivables for Accelerated Notes.......................................  30

         Section 3.21.     Calculation of Prefunding Target Amount.........................................  32

         Section 3.22.     Targeted Deposits to the Class C Reserve Account................................  34

         Section 3.23.     Withdrawals from the Class C Reserve Account....................................  34

         Section 3.24.     Computation of Interest.........................................................  35

         Section 3.25.     Excess Available Funds Sharing..................................................  35

                                                            Article IV

                                                     Early Redemption of Notes

         Section 4.01.     Early Redemption Events.........................................................  36

                                                             Article V

                                                      Amounts and Investments

         Section 5.01.     Accounts........................................................................  37

                                    EXHIBITS
                                    --------

         EXHIBIT A

         EXHIBIT B

         EXHIBIT C

          THIS SERIES [________] INDENTURE SUPPLEMENT (this "Indenture
                                                             ---------
Supplement"), by and between MBNA CREDIT CARD MASTER NOTE TRUST, a statutory
----------
business trust organized under the laws of the State of Delaware (the "Issuer"),
                                                                       ------
having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK, a New York banking corporation ( the "Indenture Trustee"), is made and entered into as of _______
                   -----------------
__, ______.

          Pursuant to this Indenture Supplement, the Issuer and the Trust shall create a new series of Notes and shall specify the principal terms thereof.

                                   ARTICLE I

            Definitions and Other Provisions of General Application

          Section 1.01. Definitions. For all purposes of this Indenture
                        -----------
Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

          (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

          (6) each capitalized term defined herein shall relate only to the Series [____] Notes and no other Series of Notes issued by the Issuer; and

          (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accumulation Commencement Date" means, for each tranche of Notes, the
           ------------------------------
first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date for such tranche of Notes; provided, however, that, if
                                                  --------  -------
the Accumulation Period Length for such tranche of Notes is less than twelve
(12) months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to such Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to such Expected Principal Payment Date will at least equal the Accumulation Period Length.

          "Accumulation Period Factor" means, for any tranche of Notes for each
           --------------------------
Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series (as defined in the Pooling and Servicing Agreement) including the Collateral Certificate, and the denominator of which is equal to the sum of (a) the Initial Dollar Principal Amount of such tranche of Notes, (b) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Series 2001-__ Collateral Certificate) which are not expected to be in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), (c) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Series 2001-__ Collateral Certificate) which are not allocating Shared Principal Collections to other Series of investor certificates issued by the Master Trust and are in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), and (d) the Initial Dollar Principal Amount of any tranche of notes of the Issuer for which amounts are targeted to be deposited into a principal funding account with respect to such Monthly Period; provided, however, that
                                                     --------  -------
this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

          "Accumulation Period Length" is defined in Section 3.10(b)(ii).
           --------------------------                -------------------

          "Aggregate Investor Default Amount" is defined in the Series 2001-__
           ---------------------------------
Supplement.

          "applicable investment category" means the following ratings:
           ------------------------------

                     Class A Notes      Class B Notes         Class C Notes
                     -------------      -------------         -------------
Standard & Poor's     AAA or A1+       A, A_ or higher     BBB, ___ or higher
Moody's               Aaa or P-1         Aaa or P-1         A2, P-2 or higher


          Notwithstanding the foregoing, if funds on deposit in an Account are for the benefit of more than one class of Notes, the rating required for any investment of those funds will be the rating applicable to the most senior class.

          "Base Rate" means, with respect to any Monthly Period, the annualized
           ---------
percentage equivalent of a fraction, the numerator of which is equal to the sum of the targeted deposits to the Interest Funding Account pursuant to Section
                                                                     -------
3.02 on the related Transfer Date, and the Series [____] Servicing Fee and the
----
pro rata portion of the Servicer Interchange (as defined in the Series 2001-__ Supplement) allocable to Notes in Series [___] based on the ratio of the Weighted Average Nominal Liquidation Amount of each tranche of Notes in Series [___] Outstanding for such Monthly Period to the Weighted Average Nominal Liquidation Amount of all notes issued by the Issuer backed by the Collateral Certificate for such Monthly Period, each with respect to the related Transfer Date, minus payments received with respect to such Monthly Period from a Derivative Counterparty pursuant to a Derivative Agreement for any tranche of Notes for interest in Dollars, and the denominator of which is the Weighted Average Outstanding Dollar Principal Amount of all notes issued by the Issuer backed by the Collateral Certificate for such Monthly Period.

          "Class A Notes" means a Note specified in the applicable terms
           -------------
document as belonging to Class A.

          "Class A Required Subordinated Amount" means, with respect to any
           ------------------------------------
tranche of Class A Notes, a Dollar amount of Class B Notes or Class C Notes, as the case may be, as specified in the applicable terms document for such tranche of Class A Notes.

          "Class A Usage of Class B Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class A Notes, the sum of the following amounts:

               (a) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section
                                                                 -------
          3.05(a), and then reallocated to Class B Notes pursuant to Section
          -------                                                    -------
          3.05(d); plus
          -------

               (b) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and there is an Investor Charge-Off allocated to any tranche of Class B Notes pursuant to Section 3.05(a)
                                                                ---------------
          which is not reallocated to Class C Notes pursuant to Section 3.05(c)
                                                                ---------------
          and which resulted in a reduction of the Nominal Liquidation Amount of a tranche of Class B Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class B Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class B Notes, times (B)
                                                                    -----
          the aggregate amount of Investor Charge-Offs allocated to Class B Notes pursuant to Section 3.05(a) which are not reallocated to Class C
                            ---------------
          Notes pursuant to Section 3.05(c) and which resulted in a reduction of
                            ---------------
          the Nominal Liquidation Amount of a tranche of Class B Notes on that date; plus

               (c) the cumulative sum of all Series [___] Available Principal Amounts reallocated to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to Section 3.07(a) that resulted in
                                               ---------------
          a reduction of the Nominal Liquidation Amount of a tranche of Class B Notes; plus

               (d) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and Series [___] Available Principal Amounts are reallocated to pay any amount to the Servicer pursuant to
          Section 3.07(a) which resulted in a reduction of the Nominal
          ---------------
          Liquidation Amount of a tranche of Class B Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class B Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class B Notes, times (B) the aggregate amount of Series [___]
                         -----
          Available Principal Amounts reallocated to pay any amount to the Servicer pursuant to Section 3.07(a) which resulted in a reduction of the Nominal Liquidation Amount of a tranche of Class B Notes on that date; minus

               (e) the cumulative sum (such sum not to exceed the sum of the amounts computed pursuant to clauses (a), (b), (c) and (d) above), computed on each Transfer Date while that tranche of Class A Notes is Outstanding, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class B Required Subordinated Amount (prior to giving effect to such reimbursement) for that tranche of Class A Notes and the denominator of which is the aggregate Class A Usage of Class B Required Subordinated Amount (prior to giving effect to such reimbursement) of all Class A Notes, times
                                                                        -----
          (B) the aggregate amount of Series [____] Available Funds on such Transfer Date available after giving effect to the applications pursuant to Sections 3.01(a) and (b).
                      ----------------     ---

          "Class A Usage of Class C Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class A Notes, the sum of the following amounts:

               (a) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class A Notes pursuant to Section
                                                                 -------
          3.05(a), and then reallocated to Class C Notes pursuant to Section
          -------                                                    -------
          3.05(c); plus
          -------

               (b) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and there are Investor Charge-Offs allocated to any tranche of Class C Notes pursuant to Section 3.05(a)
                                                                ---------------
          which results in a reduction of the Nominal Liquidation Amount of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class C Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B) the aggregate amount of
                                       -----
          Investor Charge-Offs allocated to Class C Notes pursuant to Section
                                                                      -------
          3.05(a) which results in a reduction of the Nominal Liquidation Amount
          -------
          of a tranche of Class C Notes on that date; plus

               (c) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and there are Investor Charge-Offs allocated to any tranche of Class B Notes pursuant to Section 3.05(a)
                                                                ---------------
          which is then reallocated to Class C Notes pursuant to Section 3.05(c)
                                                                 ---------------
          and which results in a reduction of the Nominal Liquidation Amount of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class C Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B) the aggregate amount of
                                       -----
          Investor Charge-Offs
          initially allocated to Class B Notes pursuant to Section 3.05(a) which
                                                           ---------------
          are reallocated to Class C Notes pursuant to Section 3.05(c) and
                                                       ---------------
          results in a reduction of the Nominal Liquidation Amount of a tranche of Class C Notes on that date; plus

               (d) the cumulative sum of all Series [___] Available Principal Amounts reallocated to the Interest Funding sub-Account for that tranche of Class A Notes pursuant to Section 3.07(a) that resulted in
                                               ---------------
          a reduction of the Nominal Liquidation Amount of a tranche of Class C Notes; plus

               (e) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and Series [___] Available Principal Amounts are reallocated to the Interest Funding sub-Account for any tranche of Class B Notes, and that reallocation reduces the Nominal Liquidation Amount of any tranche of Class C Notes, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class B Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class B Notes, times (B)
                                                                    -----
          the amount of Series [___] Available Principal Amounts reallocated to the Interest Funding sub-Account for any tranche of Class B Notes pursuant to Section 3.07(a) that reduces the Nominal Liquidation
                      ---------------
          Amount of any tranche of Class C Notes; plus

               (f) the cumulative sum, computed on each date while that tranche of Class A Notes is Outstanding and Series [___] Available Principal Amounts are reallocated to pay any amount to the Servicer pursuant to

          Section 3.07(a) which resulted in a reduction of the Nominal
          ---------------
          Liquidation Amount of a tranche of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class A Required Subordinated Amount of Class C Notes for that tranche of Class A Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B)
                                                                    -----
          the aggregate amount of Series [___] Available Principal Amounts reallocated to pay any amount to the Servicer pursuant to Section
                                                                    -------
          3.07(a) which resulted in a reduction of the Nominal Liquidation
          -------
          Amount of a tranche of Class C Notes on that date; minus

               (g) the cumulative sum (such sum not to exceed the sum of the amounts computed pursuant to clauses (a), (b), (c), (d), (e) and (f) above), computed on each date while that tranche of Class A Notes is Outstanding and a Nominal Liquidation Amount Deficit of any tranche of Class C Notes is reimbursed pursuant to Section 3.06(c), of an amount
                                                  ---------------
          equal to the product of (A) a fraction, the numerator of which is the Class A Usage of Class C Required Subordinated Amount (prior to giving effect to such reimbursement) for that tranche of Class A Notes and the denominator of which is the aggregate Class A Usage of Class C Required Subordinated Amount (prior to giving effect to such reimbursement) of all Class A Notes, times (B) the aggregate amount of
                                               -----
          Series [_____] Available Funds on such Transfer Date available after giving effect to the applications pursuant to Sections 3.01(a) and
                                                        ----------------
          (b).
          ---

          "Class B Notes" means a Note specified in the applicable terms
           -------------
document to this Indenture Supplement as belonging to Class B.

          "Class B Required Subordinated Amount" means, with respect to any
           ------------------------------------
tranche of Class B Notes, a Dollar amount of Class C Notes as specified in the applicable terms document for such tranche of Class B Notes.

          "Class B Usage of Class C Required Subordinated Amount" means, with
           -----------------------------------------------------
respect to any tranche of Class B Notes, the sum of the following amounts:

               (a) the cumulative sum of all Investor Charge-Offs initially allocated to that tranche of Class B Notes pursuant to Section
                                                                 -------
          3.05(a), and then reallocated to Class C Notes pursuant to Section
          -------                                                    -------
          3.05(b); plus
          -------

               (b) the cumulative sum, computed on each date while that tranche of Class B Notes is Outstanding and there are Investor Charge-Offs allocated to any tranche of Class C Notes pursuant to Section 3.05(a)
                                                                ---------------
          which results in a reduction of the Nominal Liquidation Amount of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B) the aggregate amount of
                                       -----
          Investor Charge-Offs allocated to Class C Notes pursuant to Section
                                                                      -------
          3.05(a) which results in a reduction of the Nominal Liquidation Amount
          -------
          of a tranche of Class C Notes on that date; plus

               (c) the cumulative sum, computed on each date while that tranche of Class B Notes is Outstanding and there are Investor Charge-Offs allocated to any tranche of Class A Notes pursuant to Section 3.05(a)
                                                                ---------------
          which is then reallocated to Class C Notes pursuant to Section 3.05(c)
                                                                 ---------------
          and which results in a reduction of the Nominal Liquidation Amount of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B) the aggregate amount of
                                       -----
          Investor Charge-Offs initially allocated to Class B Notes pursuant to
          Section 3.05(a) which are reallocated to Class C Notes pursuant to
          ---------------
          Section 3.05(c) and results in a reduction of the Nominal Liquidation
          ---------------
          Amount of a tranche of Class C Notes on that date; plus

               (d) the cumulative sum of all Series [___] Available Principal Amounts reallocated to the Interest Funding sub-Account for that tranche of Class B Notes pursuant to Section 3.07(a) that resulted in
                                               ---------------
          a reduction of the Nominal Liquidation Amount of a tranche of Class C Notes; plus

               (e) the cumulative sum, computed on each date while that tranche of Class B Notes is Outstanding and Series [___] Available Principal Amounts are
          reallocated to the Interest Funding sub-Account for any tranche of Class A Notes, and that reallocation reduces the Nominal Liquidation Amount of any tranche of Class C Notes, of an amount equal to the product of (A) a fraction, the numerator of which is the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B)
                                                                    -----
          the amount of Series [___] Available Principal Amounts reallocated to the Interest Funding sub-Account for any tranche of Class A Notes pursuant to Section 3.07(a) that reduces the Nominal Liquidation
                      ---------------
          Amount of any tranche of Class C Notes; plus

               (f) the cumulative sum, computed on each date while that tranche of Class B Notes is Outstanding and Series [___] Available Principal Amounts are reallocated to pay any amount to the Servicer pursuant to

          Section 3.07(a) which resulted in a reduction of the Nominal
          ---------------
          Liquidation Amount of a tranche of Class C Notes on that date, of an amount equal to the product of (A) a fraction, the numerator of which is the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes and the denominator of which is the aggregate Outstanding Dollar Principal Amount of all Class C Notes, times (B)
                                                                    -----
          the aggregate amount of Series [___] Available Principal Amounts reallocated to pay any amount to the Servicer pursuant to Section
                                                                    -------
          3.07(a) which resulted in a reduction of the Nominal Liquidation
          -------
          Amount of a tranche of Class C Notes on that date; minus

               (g) the cumulative sum (such sum not to exceed the sum of the amounts computed pursuant to clauses (a), (b), (c), (d), (e) and (f) above), computed on each date while that tranche of Class B Notes is Outstanding and a Nominal Liquidation Amount Deficit of any tranche of Class C Notes is reimbursed pursuant to Section 3.06(c), of an amount
                                                  ---------------
          equal to the product of (A) a fraction, the numerator of which is the Class B Usage of Class C Required Subordinated Amount (prior to giving effect to such reimbursement) for that tranche of Class B Notes and the denominator of which is the aggregate Class B Usage of Class C Required Subordinated Amount (prior to giving effect to such reimbursement) of all Class B Notes, times (B) the aggregate amount of
                                               -----
          Series [_____] Available Funds on such Transfer Date available after giving effect to the applications pursuant to Sections 3.01(a) and
                                                        ----------------
          (b).
          ---

          "Class C Note Reserve Account" means the trust account designated as
           ----------------------------
such and established pursuant to Section 5.01(a).
                                 ---------------

          "Class C Notes" means a Note specified in the applicable terms
           -------------
document as belonging to Class C.

          "Controlled Accumulation Amount," for any tranche of Notes with only
           -------------------------------
one Expected Principal Payment Date for any Transfer Date, is defined in the related terms document; provided, however, that if the Accumulation Period
                        --------  -------
Length with respect to such tranche is determined to be less than twelve (12) months pursuant to Section 3.10(b)(ii), the Controlled Accumulation Amount for
                   -------------------
any Transfer Date will be equal to (i) the product of (x) the

Initial Dollar Principal Amount of such tranche of Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Cumulative Series Available Funds Shortfall" means the sum of the
           -------------------------------------------
Series Available Funds Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

          "Derivative Accrual Date" means, for any Monthly Period with respect
           -----------------------
to any tranche of Notes which has a Performing Derivative Agreement for interest, the date in such Monthly Period corresponding numerically to the next payment date under the related Derivative Agreement following the end of the related Monthly Period.

          "Finance Charge Receivables" is defined in the Pooling and Servicing
           --------------------------
Agreement.

          "Interest Funding Account" means the trust account designated as such
           ------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Interest Funding sub-Account Earnings" means, with respect to each
           -------------------------------------
Transfer Date, the investment earnings on funds in the Interest Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Investor Charge-Offs" means, with respect to any Transfer Date, the
           --------------------
aggregate amount, if any, by which the Series [___] Investor Default Amount, if any, for the preceding Monthly Period exceeds the Series [___] Available Funds for such Transfer Date available after giving effect to clause (a) and (b) of

Section 3.01.
------------

          "Nominal Liquidation Amount" means, with respect to any tranche of
           --------------------------
Notes, the amount calculated pursuant to Section 3.16 of this Indenture
                                         ------------
Supplement. The Nominal Liquidation Amount for Series [____] will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of Series [____].

          "Nominal Liquidation Amount Deficit" means, with respect to any
           ----------------------------------
tranche of Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that tranche over the Nominal Liquidation Amount of that tranche.

          "Portfolio Yield" means, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is Series [____] Available Funds for the related Transfer Date, minus payments received with respect to such Monthly Period from a Derivative Counterparty pursuant to a Derivative Agreement for any tranche of Notes for interest in Dollars, minus the Aggregate Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Outstanding Dollar Principal Amount of all notes issued by the Issuer backed by the Collateral Certificate for such Monthly Period.

          "Prefunding Excess Amount" means, with respect to any senior class of
           ------------------------
Notes for any Monthly Period, after giving effect to all issuances, allocations, deposits and payments with respect to that Monthly Period, the aggregate amounts on deposit in the Principal Funding sub-

Accounts of the Notes of that class that are in excess of the aggregate amount targeted to be on deposit in those Principal Funding sub-Accounts pursuant to
Section 3.10.
------------

          "Prefunding Target Amount" means the amount calculated pursuant to
           ------------------------
Section 3.21.
------------

          "Principal Funding Account" means the trust account designated as such
           -------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Principal Funding sub-Account Amount" means, with respect to any
           ------------------------------------
tranche of Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such tranche of Notes on such date.

          "Principal Funding sub-Account Earnings" means, with respect to each
           --------------------------------------
Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Principal Funding sub-Account Earnings Shortfall" means, for any
           ------------------------------------------------
Transfer Date,

               (a) the Principal Funding sub-Account Earnings Target for such Transfer Date, minus

               (b) the Principal Funding sub-Account Earnings for such period.

          "Principal Funding sub-Account Earnings Target" means, for any
           ---------------------------------------------
Transfer Date, with respect to any amount on deposit in a Principal Funding sub-Account for a tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the following rates:

               (a) in the case of a tranche of Dollar Interest-bearing Notes, at the rate of interest applicable to that tranche;

               (b) in the case of a tranche of Discount Notes, at the rate of accretion (converted to an accrual rate) of that tranche;

               (c) in the case of a tranche of Notes with a payment due to a Derivative Counterparty pursuant to a Performing Derivative Agreement for interest, at the rate at which such payments by the Issuer to the applicable Derivative Counterparty accrue; and

               (d) in the case of a tranche of foreign currency Notes with a non-Performing Derivative Agreement, at the rate of interest that would have been payable by the Issuer to the applicable Derivative Counterparty if such Derivative Agreement had been Performing.

     More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding sub-Account for a tranche of Notes.

          "Receivables Sales Proceeds" means, with respect to any tranche of
           --------------------------
Notes, the proceeds of the sale of Receivables with respect to such tranche pursuant to Section 3.20. Receivables Sales Proceeds do not constitute
            ------------
Available Principal Amounts.

          "Receivables Sales Proceeds Deposit Amount" means, with respect to any
           -----------------------------------------
tranche of Notes in respect of which the Trust has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding sub-Account for such tranche.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (as defined in the Pooling and Servicing Agreement), expressed as a decimal, for the twelve (12) months preceding the date of such calculation;

provided, however, that this definition may be changed at any time if the Note
--------  -------
Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

          "Required Subordinated Amount" means, with respect to any tranche of a
           ----------------------------
senior class of Notes, a Dollar amount of a subordinated class of Notes, as specified in the applicable terms document for such tranche of the senior class.

          "senior class" means (a) with respect to the Class B Notes, the Class
           ------------
A Notes, and (b) with respect to the Class C Notes, the Class A Notes or Class B Notes.

          "Series Available Funds Shortfall" means, with respect to any Transfer
           --------------------------------
Date, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (e) for any Transfer Date over (b)
                    ----------------         ---
the Series [____] Available Funds (without giving effect to clause (e) of the definition thereof) for such Transfer Date; provided, however, that the Issuer,
                                            --------  -------
when authorized by an Officer's Certificate, may amend or otherwise modify this definition of Series Available Funds Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect.

          "Series [____] Available Funds" means, with respect to any Transfer
           -------       ---------------
Date, the sum of (a) Available Funds allocated to Series [____] pursuant to

Section 501 of the Indenture, (b) payments received with respect to the related
-----------
Monthly Period under Derivative Agreements for any tranche of Notes for interest in Dollars, (c) any Principal Funding sub-Account Earnings for such Transfer Date, (d) any Interest Funding sub-Account Earnings for such Transfer Date, (e) any amounts to be treated as Series [____] Available Funds pursuant to Sections
                                                                       --------
3.20(g) and 3.25(a) and (f) any amounts to be treated as Series [___] Available
-------     -------
Funds pursuant to any terms document.

          "Series [____] Available Principal Amounts" means the sum of (a)
           -------       ---------------------------
Available Principal Amounts allocated to Series [____] pursuant to Section 502
                                                                   -----------
of the Indenture, (b) any amounts to be treated as Series [____] Available Principal Amounts pursuant to Section 3.01(c) or 3.01(d), and (c) any amounts to
                              ---------------    -------
be treated as Series [___] Available Principal Amounts pursuant to any terms document.

          "Series [____] Investor Default Amount" means, with respect to any
           -------------------------------------
Monthly Period, the pro rata portion of the Aggregate Investor Default Amount allocable to the Series [____] Notes based on the ratio of the Weighted Average Nominal Liquidation Amount of the Series [____] Notes for such Monthly Period to the Weighted Average Nominal Liquidation Amount of all notes issued by the Issuer backed by the Collateral Certificate for such Monthly Period; provided,
                                                                     --------
however, that in the event of a designation pursuant to the proviso in the
-------
definition of "Available Funds" (as defined in the Series 2001-__ Supplement), the portion of the Series [___] Investor Default Amount relating to the Collections of Finance Charge Receivables so designated will be treated as Series [___] Investor Default Amount for the Transfer Date or Transfer Dates immediately following the Monthly Period or Monthly Periods so designated.

          "Series [____] Servicing Fee" means, with respect to any Monthly
           ---------------------------
Period, the pro rata portion of the Net Servicing Fee (as such term is defined in the Series 2001-__ Supplement) allocable to the Series [____] Notes based on the ratio of the Weighted Average Nominal Liquidation Amount of the Series [____] Notes for such Monthly Period to the Weighted Average Nominal Liquidation Amount of all notes issued by the Issuer backed by the Collateral Certificate for such Monthly Period.

          "Shared Excess Available Funds" means, with respect to any Transfer
           -----------------------------
Date with respect to any series of notes, either (a) the amount of Series [___] Available Funds for such Transfer Date available after application in accordance with Sections 3.01(a) through (e) or (b) the amounts allocated to the notes of
     ----------------         ---
other series of notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Available Funds."

          "Spot Exchange Rate" means, on any day, with respect to any currency
           ------------------
other than Dollars, the spot rate at which Dollars are offered on such day by [Name of Bank] in New York, London, or other city that is a money center for transactions in Dollars and such currency (determined by the Issuer in its reasonable discretion), as prevailing on a local business day for transactions in such currency at approximately 11:00 a.m. (local time).

          "subordinated class" means (a) with respect to the Class A Notes, the
           ------------------
Class B Notes or Class C Notes, (b) with respect to the Class B Notes, the Class C Notes.

          "Targeted Principal Deposit Amount" means, with respect to the Series
           ---------------------------------
[___] Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.10 for such Transfer Date.

          Section 1.02. Governing Law. THIS INDENTURE WILL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 1.03. Counterparts. This Indenture Supplement may be executed
                        ------------
in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.04. Ratification of Indenture. As supplemented by this
                        -------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                              [END OF ARTICLE I]

                                  ARTICLE II

                                   The Notes

          Section 2.01.  Creation and Designation.

     (a) There is hereby created a series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "MBNA Credit Card Master Note Trust, Series _______" or the "Series _____ Notes." The Series ______ Notes are expected to be issued in three classes, the first of which shall be known as the "Series _____ Class A Notes," the second of which shall be known as the "Series _____ Class B Notes" and the third of which shall be known as the "Series ____ Class C Notes."

     (b) Series ____ shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One and shall not be in any other group. Series _____ shall not be subordinated to any other series of Notes.

          Section 2.02. New Issuances of Notes. The Issuer may issue new
                        ----------------------
tranches of Notes to be included in Series _____, so long as the following conditions precedent are satisfied:

          (i) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Rating Agencies an Issuer's Certificate to the effect that the new issuance will not at the time of its issuance or at a future date cause an Adverse Effect;

          (ii) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Rating Agencies an Issuer Tax Opinion and a Master Trust Tax Opinion;

          (iii) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee a terms document relating to the applicable class and tranche of Notes;

          (iv) on or before the date that the new issuance is to occur, the Investor Interest of the Collateral Certificate will be increased by an amount equal to the Initial Dollar Principal Amount of the Notes issued in the new issuance; and

          (v)    the conditions specified in Section 310 of the Indenture and
                                             -----------
     Section 2.03 of this Indenture Supplement, as applicable, are satisfied;
     ------------

provided, however, that any one of the aforementioned conditions (other than
--------  -------
clauses (ii), (iii) and (iv)) may be eliminated as a condition precedent to any new issuance of Notes if each Note Rating Agency provides written confirmation that there will be no Ratings Effect with respect to any Outstanding Notes as a result of the issuance of those Notes.

          Section 2.03. Required Subordinated Amount Conditions to Issuance of a
                        --------------------------------------------------------
Tranche of a Senior Class of Notes.
----------------------------------

     (a)  Class A Required Subordinated Amount of Class B Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class B Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class B Notes for such tranche of Class A Notes. For purposes of this Section, the available subordinated amount of Class B Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all tranches of Class B Notes which are Outstanding on that date; minus

          (ii) the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all other tranches of Class A Notes which are Outstanding on that date; plus

          (iii) the aggregate amount of all Class A Usage of Class B Required Subordinated Amount for all other tranches of Class A Notes which are Outstanding on that date.

     (b)  Class A Required Subordinated Amount of Class C Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class A Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class A Notes must be at least equal to the Class A Required Subordinated Amount of Class C Notes for such tranche of Class A Notes. For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class A Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

          (i) the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that day; minus

          (ii) the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all other tranches of Class A Notes which are Outstanding on that date; plus

          (iii) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount for all other tranches of Class A Notes which are Outstanding on that date.

     (c)  Class B Required Subordinated Amount of Class C Notes. On the issuance
          -----------------------------------------------------
date of a tranche of Class B Notes, immediately after giving effect to such issuance, the available subordinated amount of Class C Notes for such tranche of Class B Notes must be at least equal to the Class B Required Subordinated Amount of Class C Notes for such tranche of Class B Notes. For purposes of this clause, the available subordinated amount of Class C Notes for such tranche of Class B Notes as of any date means the sum of the following, after giving effect to any issuances, deposits, allocations, reallocations or payments to be made on that date:

        (i) the aggregate Nominal Liquidation Amount of all tranches of Class C Notes which are Outstanding on that date; minus

        (ii) the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all other tranches of Class B Notes which are Outstanding on that date; plus

        (iii) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount for all other tranches of Class B Notes which are Outstanding on that date.

                              [END OF ARTICLE II]

                                  ARTICLE III

                      Allocations, Deposits and Payments

          Section 3.01. Allocations of Series [____] Available Funds. On each
                        --------------------------------------------
Transfer Date, the Indenture Trustee will apply Series [____] Available Funds, as follows:

     (a) first, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.02;
            ------------

     (b) second, to pay the Series [____] Servicing Fee plus any previously due and unpaid Series [___] Servicing Fee to the Servicer (as such term is defined in the Series [____] Supplement);

     (c) third, to be treated as Series [____] Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Series
                               ------------
[____] Investor Default Amount, if any, for the preceding Monthly Period;

     (d) fourth, to be treated as Series [___] Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Nominal
                               ------------
Liquidation Amount Deficit, if any;

     (e) fifth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.22;
                 ------------

     (f) sixth, to be treated as Shared Excess Available Funds for application in accordance with Section 3.25; and
                   ------------

     (g)  seventh, to the Issuer.

          Section 3.02. Targeted Deposits to the Interest Funding Account. The
                        -------------------------------------------------
aggregate amount of Series [___] Available Funds targeted to be deposited into the Interest Funding Account pursuant to Section 3.01(a) on each Transfer Date
                                         ---------------
is equal to the sum of the following amounts. A single tranche of Notes may be entitled to more than one of the following targeted deposits on any Transfer Date. The targeted deposit on any Transfer Date will also include any shortfall in the targeted deposit plus any additional interest pursuant to Section 3.02(e)
                                                                 ---------------
with respect to any prior Transfer Date.

     (a)  Specified Deposits. If the terms document for a tranche of Notes
          ------------------
specifies a deposit to be made to the Interest Funding sub-Account for that tranche, the deposit targeted for that tranche of Notes with respect to that Transfer Date is such specified amount.

     (b)  Interest Payments. The deposit targeted for any tranche of Outstanding
          -----------------
Interest-bearing Notes (other than any tranche of foreign currency Notes that has a Performing Derivative Agreement) on each Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of that tranche of Notes during the period from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer

Date with respect to any tranche of Notes, from the date of issuance of that tranche of Notes) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period.

     (c)  Amounts Owed to Derivative Counterparties.
          -----------------------------------------

          (i) If a tranche of Outstanding Dollar Notes or foreign currency Notes that has a Performing Derivative Agreement for interest provides for monthly payments to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes on each Transfer Date with respect to such payment to the Derivative Counterparty is equal to the amount required to be paid to the applicable Derivative Counterparty on the next payment date under that Derivative Agreement following the end of the related Monthly Period.

          (ii) If a tranche of Dollar Notes or foreign currency Notes which has a Performing Derivative Agreement for interest provides for payments less frequently than monthly to the applicable Derivative Counterparty, the deposit targeted for that tranche of Notes on each Transfer Date with respect to such payment to the Derivative Counterparty is equal to the amount required to be paid to the Derivative Counterparty on the payment date under that Derivative Agreement following the end of the related Monthly Period, and allocable to the period from one such Derivative Accrual Date (or in the case of the first Derivative Accrual Date with respect to any tranche of Notes, from the date of issuance of that tranche of Notes) to the next Derivative Accrual Date, taking into account the applicable interest rate and day count convention under that Derivative Agreement.

     (d)  Discount Notes. In the case of a tranche of Outstanding Discount
          --------------
Notes, the deposit targeted for that tranche of Notes on each Transfer Date is equal to the amount of accretion of principal of that tranche of Notes from the Monthly Principal Accrual Date in the related Monthly Period (or in the case of the first Transfer Date with respect to any tranche of Notes, from the date of issuance of that tranche of Notes) to but excluding Monthly Principal Accrual Date after the end of that Monthly Period.

     (e)  Additional Interest. Unless otherwise specified in the applicable
          -------------------
terms document, the deposit targeted for any tranche of Outstanding Notes (other than Discount Notes) for any month that has previously due and unpaid interest will include the interest accrued on that overdue interest from and including the Monthly Interest Accrual Date in that month to but excluding the Monthly Interest Accrual Date next following that month at the rate of interest applicable to the principal of that tranche during that period.

          Section 3.03. Allocations of Series [___] Available Funds to Interest
                        -------------------------------------------------------
Funding sub-Accounts. The aggregate amount to be deposited to the Interest
--------------------
Funding Account pursuant to Section 3.01(a) for each Monthly Period will be
                            ---------------
allocated, and a portion deposited into the Interest Funding sub-Account for each tranche of Notes, as follows:

     (a)  Series [___] Available Funds at Least Equal to Targeted Amounts. If
          ---------------------------------------------------------------
the amount of funds available for a Monthly Period pursuant to Section 3.01 is
                                                               ------------
at least equal to the aggregate
amount of the deposits and payments targeted by Section 3.02, then the full
                                                ------------
amount of each such deposit and payment will be made to the applicable Interest Funding sub-Accounts.

     (b)  Series [___] Available Funds are Less than Targeted Amounts. If the
          -----------------------------------------------------------
amount of funds available for a Monthly Period pursuant to Section 3.01 is less
                                                           ------------
than the aggregate amount of the deposits and payments targeted by Section 3.02,
                                                                   ------------
then the amount available will be allocated to each tranche of Notes pro rata based on the ratio of (A) the aggregate amount of the deposits and payments targeted by Section 3.02 with respect to that tranche of Notes, to (B) the
            ------------
aggregate amount of the deposits and payments targeted by Section 3.02 with
                                                          ------------
respect to all tranches of Notes.

          Section 3.04. Payments Received from Derivative Counterparties for
                        ----------------------------------------------------
Interest; Other Deposits to the Interest Funding sub-Accounts. The following
-------------------------------------------------------------
deposits and payments will be made on the following dates:

     (a)  Payments Received From Derivative Counterparties for Interest in
          ----------------------------------------------------------------
Foreign Currencies. Payments received under Derivative Agreements for interest
------------------
in foreign currencies will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

     (b)  Other Deposits to the Interest Funding sub-Accounts.
          ---------------------------------------------------

          (i)    Class C Reserve Account. Withdrawals made from the Class C
                 -----------------------
     Reserve Account pursuant to Section 3.23(a) will be deposited into the
                                 ---------------
     applicable Interest Funding sub-Account on the Transfer Date.

          (ii)   Receivables Sales Proceeds. Receivables Sales Proceeds received
                 --------------------------
     by the Issuer pursuant to Section 3.20(f)(ii) for any tranche of Notes will
                               -------------------
     be deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

          (iii)  Principal Funding sub-Account Earnings.
                 --------------------------------------

                 (A) On or prior to each Transfer Date, the Issuer will calculate

                      (1) the Principal Funding sub-Account Earnings Target for
                 each tranche of Notes,

                      (2) the Principal Funding sub-Account Earnings for each
                 tranche of Notes, and

                      (3) the Principal Funding sub-Account Earnings Shortfall
                 (if any) for the Principal Funding sub-Account for each tranche of Notes.

                 (B) If there is any Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account for that Transfer Date, or any unpaid Principal Funding sub-Account Earnings Shortfall for any Principal Funding sub-Account from any earlier Transfer Date, in each case for any tranche of Notes, the

          Issuer will notify the Master Trust pursuant to Section ___ of the
                                                          -----------
          Series 2001-__ Supplement of that amount.

                 (C) On each Transfer Date, the Indenture Trustee will deposit or cause to be deposited into each applicable Interest Funding sub-Account the amount received by the Issuer pursuant to Section ___ of
                                                                -----------
          the Series 2001-__ Supplement with respect to that Principal Funding sub-Account, if any.

          Section 3.05. Allocations of Reductions from Investor Charge-Offs to
                        ------------------------------------------------------
the Nominal Liquidation Amount of Subordinated Classes. On each Transfer Date
------------------------------------------------------
when there is an Investor Charge-Off with respect to the related Monthly Period, that reduction will be allocated (and reallocated) on that date to each tranche of Notes as set forth in this Section.

     (a) Initially, the amount of such Investor Charge-Off will be allocated to each tranche of Outstanding Notes pro rata based on the Weighted Average Nominal Liquidation Amount of that tranche for the related Monthly Period.

     (b) Immediately afterwards, the amount of Investor Charge-Offs allocated to the Class A Notes and Class B Notes will be reallocated to the Class C Notes as set forth in clause (c), and the amount of Investor Charge-Offs allocated to the Class A Notes and not reallocated to the Class C Notes will be reallocated to the Class B Notes as set forth in clause (d), subject in each case to the limits of clauses (c) and (d). Any amount of Investor Charge-Offs which cannot be reallocated to a subordinated class as a result of the limits in clauses (c) and (d) will reduce the Nominal Liquidation Amount of the tranche of Notes to which it was initially allocated pursuant to clause (a).

     (c) (i) The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes or Class B Notes to the Class C Notes is subject to the following limits:

               (A) After giving effect to such reallocation from that tranche of Class A Notes and reallocations from Class B Notes, that tranche's Class A Usage of Class C Required Subordinated Amount (computed after giving effect to the allocation to Class C Notes pursuant to clauses
          (a) and (b), but prior to giving effect to any reallocations of Series [___] Available Principal Amounts on such date) will not exceed that tranche's Class A Required Subordinated Amount of Class C Notes.

               (B) After giving effect to such reallocation from that tranche of Class B Notes and reallocations from Class A Notes, that tranche's Class B Usage of Class C Required Subordinated Amount will not exceed that tranche's Class B Required Subordinated Amount of Class C Notes.

          (ii) The amount permitted to be reallocated to tranches of Class C Notes pursuant to clause (b) will be applied to each tranche of Class C Notes pro rata based on the ratio of (A) the Weighted Average Nominal Liquidation Amount of that tranche of Class C Notes for the related Monthly Period to (B) the aggregate Weighted Average Nominal Liquidation Amount of all tranches of Class C Notes (in each case computed after giving effect to the allocation to the Class C Notes pursuant to clause (a)) for the related Monthly Period.

          (iii) No such reallocation will reduce the Nominal Liquidation Amount of any tranche of Class C Notes below zero.

     (d)  (i)    The reallocation in clause (b) of Investor Charge-Offs from any tranche of Class A Notes to the Class B Notes is subject to the limit that after giving effect to such reallocation from that tranche of Class A Notes, that tranche's Class A Usage of Class B Required Subordinated Amount (computed after giving effect to the allocation to Class B Notes pursuant to clauses (a) and
(b), but prior to giving effect to any reallocations of Series [___] Available Principal Amounts on such date) will not exceed that tranche's Class A Required Subordinated Amount of Class B Notes.

          (ii) The amount permitted to be reallocated to tranches of Class B Notes pursuant to clause (b) will be applied to each tranche of Class B Notes pro rata based on the ratio of (A) the Weighted Average Nominal Liquidation Amount of that tranche of Class B Notes for the related Monthly Period to (B) the aggregate Weighted Average Nominal Liquidation Amount of all tranches of Class B Notes (in each case computed after giving effect to the allocation to the Class C Notes and Class B Notes pursuant to clause
     (a) and the reallocation pursuant to the Class C Notes pursuant to clause
     (c)) for the related Monthly Period.

          (iii) No such reallocation will reduce the Nominal Liquidation Amount of any tranche of Class B Notes below zero.

     (e) In the case of each tranche of Notes, the Nominal Liquidation Amount of each such tranche will be reduced by an amount equal to the Investor Charge-Offs which are allocated or reallocated to that tranche of Notes, less the amount of Investor Charge-Offs that are reallocated from that tranche of Notes to Notes of a subordinated class of Notes.

          Section 3.06. Allocations of Reimbursements of Nominal Liquidation
                        ----------------------------------------------------
Amount Deficits. If, as of any Transfer Date, there are Series [___] Available
---------------
Funds available pursuant to Section 3.01(d) to reimburse any Nominal Liquidation
                            ---------------
Amount Deficits as of such Transfer Date, such funds will be allocated to each tranche of Notes as follows:

     (a) first, to each tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

     (b) second, to each tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche,

     (c) third, to each tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficit of all tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a tranche of Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such tranche.

          Section 3.07. Application of Series [_] Available Principal Amounts.
                        -----------------------------------------------------
On each Transfer Date, the Indenture Trustee will apply Series [____] Available Principal Amounts as follows:

     (a)  first, with respect to each Monthly Period,

          (i) first, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Sections 3.01(a) and (b), any tranche of
                                        ----------------     ---
     Class A Notes or Class B Notes has not received the full amount targeted to be deposited pursuant to Section 3.02 with respect to that Monthly Period
                              ------------
     or the Servicer has not received the full amount to be paid pursuant to
     Section 3.01(b), then from such Series [__] Available Principal Amounts, to
     ---------------
     the extent the reallocation thereof under this clause (a) will result in the reduction of the Nominal Liquidation Amount (determined after giving effect to the application of Sections 3.05 and 3.06, but prior to giving
                                  -------------     ----
     effect to any deposits into the Principal Funding Account on such date) of tranches of Class C Notes Outstanding, the following amounts will be allocated in the following priority:

                        (1) first, in an amount equal to the lesser of the amount of such funds and the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of each tranche of Class A Notes, to be allocated to the Interest Funding sub-Accounts of Class A Notes pro rata based on the amount of such deficiencies;

                        (2) second, in an amount equal to the lesser of the amount of such funds (after giving effect to clause (1)) and the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of each tranche of Class B Notes, to be allocated to the Interest Funding sub-Accounts of Class B Notes pro rata based on the amount of such deficiencies; and

                        (3) third, in an amount equal to the lesser of the amount of such funds (after giving effect to clauses (1) and (2)) and the amount of the deficiency in the amount to be paid to the Servicer pursuant to Section 3.01(b), to be allocated and paid to
                                    ---------------
               the Servicer;

provided, however, that such reallocations will be subject to the limits of
--------  -------
Sections 3.08 and 3.09.
-------------     ----

          (ii) second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Sections 3.01(a) and (b) and clause (a)(i) above, any tranche of Class A
        ----------------     ---
     Notes has not received the full amount targeted to be deposited pursuant to
     Section 3.02 or the Servicer has not received the full amount to be paid
     ------------
     pursuant to Section 3.01(b), then from such remaining Series [___]
                 ---------------

     Available Principal Amounts, to the extent the reallocation thereof under this clause (a) will result in the reduction of the Nominal Liquidation Amount (determined after giving effect to the application of Sections 3.05
                                                                  -------------
     and 3.06, but prior to giving effect to any deposits into the Principal
         ----
     Funding Account on such date) of tranches of Class B Notes Outstanding, the following amounts will be allocated in the following priority:

                        (1) first, in an amount equal to the lesser of the amount of such funds and the amount of the remaining deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of each tranche of Class A Notes, will be reallocated to the Interest Funding sub-Accounts of Class A Notes pro rata based on the amount of such remaining deficiencies;

                        (2) second, in an amount equal to the lesser of the amount of such funds (after giving effect to clause (1)) and the amount of the remaining deficiency in the amount to be paid to the Servicer pursuant to Section 3.01(b), to be allocated and
                                        ---------------
               paid to the Servicer;

provided, however, that such reallocations will be subject to the limits of
--------  -------
Sections 3.08 and 3.09.
-------------     ----

     (b) second, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.10; and
            ------------

     (c) third, to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

          Section 3.08. Limit on Reallocations of Series [___] Available
                        ------------------------------------------------
Principal Amounts Taken to Benefit Senior Classes. For any Monthly Period, the
-------------------------------------------------
aggregate amount of the Series [___] Available Principal Amounts reallocated pursuant to Section 3.07(a) to make payments or deposits pursuant to Sections
            ---------------                                          --------
3.01(a) and (b) will be subject to the following limitations:
-------     ---

     (a)  Limit on Reallocations to a tranche of Class A Notes from Class C
          -----------------------------------------------------------------
Notes. Series [___] Available Principal Amounts, the reallocation of which
-----
results in the reduction of the Nominal Liquidation Amount of the Class C Notes pursuant to Section 3.09, may be reallocated pursuant to Section 3.07(a) to make
            ------------                                 ---------------
deposits into the Interest Funding sub-Account for a tranche of Class A Notes or pursuant to Section 3.07(b) to fund deficiencies in payments to the Servicer
            ---------------
only to the extent that the Class A Usage of Class C Required Subordinated Amount (determined after giving effect to any Investor Charge-Offs and any reallocations of Series [___] Available Principal Amounts on such date) is not greater than the Class A Required Subordinated Amount of Class C Notes for that tranche of Class A Notes.

     (b)  Limit on Reallocations to a tranche of Class A Notes from Class B
          -----------------------------------------------------------------
Notes. Series [___] Available Principal Amounts, the reallocation of which
-----
results in the reduction of the Nominal Liquidation Amount of the Class B Notes pursuant to Section 3.09, may be reallocated pursuant to Section 3.07(a) to make
            ------------                                 ---------------
deposits into the Interest Funding sub-Account for a tranche of Class A Notes or pursuant to Section 3.07(b) to fund deficiencies in payments to the Servicer
            ---------------
only to the extent that the Class A Usage of Class B Required Subordinated Amount is not greater than the Class A Required Subordinated Amount of Class B Notes for that tranche of Class A Notes.

     (c)  Limit on Reallocations to a tranche of Class B Notes from Class C
          -----------------------------------------------------------------
Notes. Series [___] Available Principal Amounts, the reallocation of which
-----
results in the reduction of the Nominal Liquidation Amount of the Class C Notes pursuant to Section 3.09, may be reallocated pursuant to Section 3.07(a) to make
            ------------                                 ---------------
deposits into the Interest Funding sub-Account for a tranche of Class B Notes or pursuant to Section 3.07(b) to fund deficiencies in payments to the Servicer
            ---------------
only to the extent that the Class B Usage of Class C Required Subordinated Amount (determined after giving effect to any Investor Charge-Offs and any reallocations of Series [____] Available Principal Amounts on such date) is not greater than the Class B Required Subordinated Amount of Class C Notes for that tranche of Class B Notes.

          Section 3.09.  Computation of Amount of Reallocations of Series [___]
                         ------------------------------------------------------
Available Principal Amounts Taken from Subordinated Classes; Allocations of
---------------------------------------------------------------------------
Reductions to the Nominal Liquidation Amount of Subordinated Classes from
-------------------------------------------------------------------------
Reallocations of Series [___] Available Principal Amounts. The aggregate amount
---------------------------------------------------------
of Series [___] Available Principal Amounts that may be reallocated pursuant to
Section 3.07(a) with respect to any Monthly Period will be equal to the lesser
---------------
of (1) the largest amount that will not result in a violation of Section 3.08
                                                                 ------------
and (2) the largest amount that may be reallocated to result in the reduction of the Nominal Liquidation Amount (determined after giving effect to any Investor Charge-Offs) of the subordinated classes of Notes that will not result in a violation of this Section.

     (a) Each reallocation of Series [___] Available Principal Amounts deposited to the Interest Funding sub-Account of a senior class of Notes pursuant to Section 3.07(a) or paid to the Servicer pursuant to Section 3.07(b)
            ---------------                                     ---------------
will reduce the Nominal Liquidation Amount of each tranche of Class C Notes pro rata based on the ratio of (1) the Weighted Average Nominal Liquidation Amount of such tranche of Class C Notes for such Monthly Period to (2) the aggregate Weighted Average Nominal Liquidation Amount of all tranches of Class C Notes for such Monthly Period; provided, however, that
                     --------  -------

          (i) amounts reallocated to the Interest Funding sub-Account for Class A Notes and Class B Notes or paid to the Servicer will be treated pro rata under this clause (a) based on the amounts reallocated;

          (ii) any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class C Notes below zero will be reallocated to the remaining tranches of Class C Notes as set forth in this clause (a), but in no event will the Nominal Liquidation Amount of any tranche of Class C Notes be reduced below zero; and

          (iii) any portion of any reallocation of Series [___] Available Principal Amounts deposited pursuant to Section 3.07(a) that cannot be
                                             ---------------
     allocated to the Nominal Liquidation Amount of Class C Notes pursuant to this clause (a) will be allocated to the Nominal Liquidation Amount of Class B Notes pursuant to clause (b) of this Section to the extent permitted by clause (b);

     (b) Each reallocation of Series [___] Available Principal Amounts deposited to the Interest Funding sub-Accounts of the Class A Notes or paid to the Servicer pursuant to Section 3.07(a) which does not result in the reduction
                         ---------------
of the Nominal Liquidation Amount of Class C Notes will reduce the Nominal Liquidation Amount (determined after giving effect to any Investor Charge-Offs) of each tranche of Class B Notes pro rata based on the ratio of (1) the Weighted Average Nominal Liquidation Amount of such tranche of Class B Notes for such Monthly Period to (2) the aggregate Weighted Average Nominal Liquidation Amounts of all tranches of Class B Notes for such Monthly Period; provided, however,
                                                          --------  -------
that any allocation of any such reduction that would otherwise have reduced the Nominal Liquidation Amount of a tranche of Class B Notes below zero will be reallocated to the remaining tranches of Class B Notes as set forth in this clause (b), but in no event will the Nominal Liquidation Amount of any tranche of Class B Notes be reduced below zero.

          Section 3.10. Targeted Deposits of Series [ ] Available Principal
                        ---------------------------------------------------
Amounts to the Principal Funding Account. The amount of the deposit targeted for
----------------------------------------
any tranche of Notes with respect to any Monthly Period to be deposited into the Principal Funding sub-Account for that tranche will be the sum of (i) the amount determined pursuant to clause (a), (b), (c) or (d) with respect to such tranche for such Monthly Period, as applicable, or if more than one such clause is applicable, the [highest] amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such tranche (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of Series [____] Available Principal Amounts on such date).

     (a)  Principal Payment Date. With respect to the Monthly Period immediately
          ----------------------
preceding each Principal Payment Date, the deposit targeted for that tranche of Notes, unless otherwise specified in the related terms agreement, is equal to the Nominal Liquidation Amount (determined after giving effect to any Investor Charge-Offs and any reallocations of Series [___] Available Principal Amounts on such date) of that tranche of Notes as of such Principal Payment Date.

     (b)  Budgeted Deposits.
          -----------------

          (i)  Subject to Section 3.10(d), with respect to each Monthly Period,
                          ---------------
     beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that tranche will be the Controlled Accumulation Amount for that tranche specified in the applicable terms document, or if no such amount is specified, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date of that tranche of Notes occurs, an amount equal to one-twelfth of the expected Outstanding Dollar Principal Amount of such tranche of Notes as of such Expected Principal Payment Date.

          (ii) Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the final or only Expected Principal Payment Date of any tranche of Notes, and each Determination Date thereafter until the Accumulation Commencement

     Date, the Issuer will determine the "Accumulation Period Length" which will
                                          --------------------------
     equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however,
                                                           --------  -------
     that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the
                -------- -------  -------
     Accumulation Period Length may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

     (c)  Prefunding of the Principal Funding Account of Senior Classes. If the
          -------------------------------------------------------------
Issuer determines as of the end of the preceding Monthly Period with respect to any Class A Notes or Class B Notes that, after giving effect to all allocations and payments with respect to that Monthly Period, the Prefunding Target Amount of that class is greater than zero, the targeted deposit to the Principal Funding sub-Accounts for the affected classes will be the Prefunding Target Amount for Series [___].

     (d)  Event of Default, Early Redemption Event, Other Optional or Mandatory
          ---------------------------------------------------------------------
Redemption. If any tranche of Notes has been accelerated during a Monthly
----------
Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any tranche of Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other mandatory or optional redemption of any tranche of Notes, the deposit targeted for that tranche of Notes with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of that tranche of Notes as of the Monthly Principal Accrual Date occurring immediately after that Monthly Period.

          Section 3.11. Allocations among Principal Funding sub-Accounts. The
                        ------------------------------------------------
aggregate amount of the deposits to be made to the Principal Funding Account for each tranche of Notes pursuant to Section 3.10 for each Monthly Period will be
                                  ------------
allocated, and a portion deposited in the Principal Funding sub-Account for each tranche of Notes, as follows:

     (a)  Series [_____] Available Principal Amounts Equal to Targeted Amount.
          -------------------------------------------------------------------
If Series [____] Available Principal Amounts are equal to the aggregate amount of Series [____] Available Principal Amounts targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section 3.10,
                                                                ------------
then that targeted amount is deposited in the Principal Funding sub-Account established for each tranche.

     (b)  Series [_____] Available Principal Amounts Are Less Than Targeted
          -----------------------------------------------------------------
Amounts. If Series [____] Available Principal Amounts are less than the sum of
-------
the aggregate amount of Series [____] Available Principal Amounts targeted to be deposited into the Principal Funding Account for all tranches of Notes pursuant to Section 3.10, then the amount available will be deposited in the Principal
   ------------
Funding sub-Account established for each tranche in the following priority:

          (i) first, the amount available will be allocated to the Class A notes pro rata based on the ratio of (A) the amount to be deposited into the Principal Funding sub-Account for such tranche of Class A Notes pursuant to Section 3.10, to (B) the aggregate
                 ------------
     amount to be deposited into the Principal Funding sub-Account for all tranches of Class A Notes pursuant to Section 3.10;
                                           ------------

          (ii) then, the amount available after the application in clause (i) above will be allocated to the Class B notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such tranche of Class B Notes pursuant to Section 3.10, to (B)
                                                           ------------
     the aggregate amount targeted to be deposited into the Principal Funding sub-Account for all tranches of Class B Notes pursuant to Section 3.10; and
                                                               ------------

          (iii) then, the amount available after the application in clauses (i) and (ii) above will be allocated to the Class C notes, pro rata based on the ratio of (A) the amount targeted to be deposited into the Principal Funding sub-Account for such tranche of Class C Notes pursuant to Section
                                                                       -------
     3.10, to (B) the aggregate amount targeted to be deposited into the
     ----
     Principal Funding sub-Account for all tranches of Class C Notes pursuant to
     Section 3.10.
     ------------

          Section 3.12. Payments Received from Derivative Counterparties for
                        ----------------------------------------------------
Principal; Other Deposits to Principal Funding sub-Accounts. The following
-----------------------------------------------------------
additional amounts will be deposited into the Principal Funding sub-Accounts on the following dates:

     (a)  Payments Received from Derivative Counterparties. Payments received
          ------------------------------------------------
under Derivative Agreements for principal in foreign currencies for any tranche of Notes will be made directly to the applicable Paying Agent for payment to the Holders of the applicable tranche of Notes, or as otherwise specified in the applicable Derivative Agreement.

     (b)  Class C Reserve sub-Account. Withdrawals made from the Class C Reserve
          ---------------------------
sub-Account for any tranche of Notes pursuant to Section 3.23(b) will be
                                                 ---------------
deposited into the applicable Principal Funding sub-Account on the Transfer
Date.

     (c)  Receivables Sale Proceeds. Receivables Sales Proceeds received
          -------------------------
pursuant to Section 3.20(f)(i) for any tranche of Notes will be deposited into
            ------------------
the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

          Section 3.13. Withdrawals from Interest Funding Account. Withdrawals
                        -----------------------------------------
made pursuant to this Section 3.13 with respect to any tranche of Notes will be
                      ------------
made from the Interest Funding sub-Account established for that tranche only after all allocations and reallocations have been made pursuant to Sections
                                                                   --------
3.02, 3.03, 3.04 and 3.07, but in no event by more than the amount on deposit in
----  ----  ----     ----
the applicable Interest Funding sub-Account. A single tranche of Notes may be entitled to more than one of the following withdrawals in any month.

     (a)  Withdrawals for Dollar Notes. On each Interest Payment Date (or as
          ----------------------------
specified in the applicable terms document) with respect to each tranche of Dollar Notes, an amount equal to the interest due on the applicable tranche of Notes on such Interest Payment Date (including any overdue and additional interest with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding sub-Account and remitted to the applicable Paying Agent or as otherwise provided in the applicable terms document.

     (b)  Withdrawals for Foreign Currency Notes with a non-Performing
          ------------------------------------------------------------
Derivative Agreement. On each Interest Payment Date (or as specified in the
--------------------
applicable terms document) with respect to a tranche of foreign currency Notes that has a non-Performing Derivative Agreement for interest, an amount equal to the lesser of (i) the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency interest due (including any overdue and additional interest with respect to prior Interest Payment Dates) on that tranche of Notes on such Interest Payment Date and (ii) the amount that would have been payable to the applicable Derivative Counterparty with respect to that Interest Payment Date if the applicable Derivative Agreement had been Performing (including any overdue payments and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent.

     (c)  Withdrawals for Discount Notes. On each applicable Principal Payment
          ------------------------------
Date, with respect to each tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that tranche of Notes from the prior Principal Payment Date (or, in the case of the first Principal Payment Date, the date of issuance of that tranche) to but excluding the applicable Principal Payment Date will be withdrawn from that Interest Funding sub-Account and invested in the Investor Interest of the Collateral Certificate pursuant to
Section 3.17.
------------

     (d)  Withdrawals for Payments to Derivative Counterparties. On each date on
          -----------------------------------------------------
which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from that Interest Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Derivative Agreement.

     (e)  Payment to the Issuer. After payment in full of any tranche of Notes,
          ---------------------
any amount remaining on deposit in the applicable Interest Funding sub-Account will be paid to the Issuer.

     If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any tranche of Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.14. Withdrawals from Principal Funding Account. Withdrawals
                        ------------------------------------------
made pursuant to this Section 3.14 with respect to any tranche of Notes will be
                      ------------
made from the Principal Funding sub-Accounts established for that tranche only after all allocations and reallocations have been made pursuant to Sections
                                                                   --------
3.10, 3.11 and 3.12.
----  ----     ----

     In no event will the amount of the withdrawal be more than the amount on deposit in the applicable Principal Funding sub-Account. A single tranche may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

     (a)  Withdrawals for Dollar Notes with no Derivative Agreement for
          -------------------------------------------------------------
Principal. On each applicable Principal Payment Date (or as specified in the
---------
applicable terms document) with respect to each tranche of Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable tranche of Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (b)  Withdrawals for Notes with Performing Derivative Agreements for
          ---------------------------------------------------------------
Principal. On each date on which a payment is required under the applicable
---------
Derivative Agreement (or as specified in the applicable terms document) with respect to any tranche of Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable terms document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable terms document.

     (c)  Withdrawals for Foreign Currency Notes with non-Performing Derivative
          ---------------------------------------------------------------------
Agreements for Principal. On each Principal Payment Date with respect to a
------------------------
tranche of foreign currency Notes that has a non-Performing Derivative Agreement for principal (or as specified in the applicable terms document), an amount equal to [the lesser of (i)] the amount of Dollars necessary to be converted at the applicable Spot Exchange Rate to pay the foreign currency principal due on such tranche of Notes on the applicable Principal Payment Date [and (ii) the amount that would have been payable to the applicable Derivative Counterparty with respect to that Principal Payment Date if the applicable Derivative Agreement had been Performing (including any overdue payments)] will be withdrawn from such sub-Account and converted to the applicable foreign currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s).

     (d)  Withdrawal of Prefunding Excess Amount. If the Issuer on any date
          --------------------------------------
determines as of the end of any Monthly Period with respect to any class of Class A Notes or Class B Notes that, after giving effect to all issuances, deposits, allocations, reallocations and payments with respect to that Monthly Period, the Prefunding Excess Amount of that class is greater than zero, that amount will be withdrawn from the Principal Funding sub-Account of that class of Notes and paid to the Master Trust to increase the Investor Interest of the Collateral Certificate. Such withdrawals will be allocated among the Principal Funding sub-Account of the tranches of Notes of that class so that, after giving effect thereto, no such Principal Funding sub-Account will have an amount on deposit less than the amount then targeted to be on deposit in such Principal Funding sub-Account.

     (e)  Legal Maturity Date. On the Legal Maturity Date of any tranche,
          -------------------
amounts on deposit in the Principal Funding sub-Account of any tranche of a subordinated class of Notes may be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche, if after giving effect to any deposits, allocations, reallocations, sales of Receivables or other payments to be made on that date, any amount is on deposit in such Principal Funding sub-Account.

     (f)  Payment to the Issuer. Upon payment in full of any tranche of Notes,
          ---------------------
any remaining amount on deposit in the applicable Principal Funding sub-Account will be paid to the Issuer.

          If the aggregate amount available for withdrawal from a Principal Funding sub-Account for any tranche of Notes is less than all withdrawals required to be made from that Principal Funding sub-Account for that tranche in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.15. Limit on Repayments of all Tranches. No amounts on
                        -----------------------------------
deposit in a Principal Funding sub-Account for any tranche of Class A Notes or Class B Notes will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche minus any unreimbursed reductions in the Nominal Liquidation Amount of that tranche. In the case of any tranche of Class C Notes, no amounts on deposit in a Principal Funding sub-Account or, if applicable, a Class C Reserve Account for any such tranche will be applied to pay principal of that tranche or to make a payment under a Derivative Agreement with respect to principal of that tranche in excess of the highest Outstanding Dollar Principal Amount of that tranche, minus any unreimbursed reductions in the Nominal Liquidation Amount of that tranche. No amounts on deposit in a Principal Funding sub-Account of any tranche of Notes will be applied to pay principal on that tranche or to make a payment with respect to principal of that tranche that would result in a payment in excess of the highest Outstanding Dollar Principal Amount of that tranche.

          Section 3.16. Calculation of Nominal Liquidation Amount. On or prior
                        -----------------------------------------
to each Transfer Date the Issuer shall calculate the Nominal Liquidation Amount of each tranche of Outstanding Notes in Series [_____] which shall be the following amount:

          (a) as of the date of issuance of such tranche of Notes, the Initial Dollar Principal Amount of such tranche of Notes; and

          (b)  thereafter, the sum of, without duplication:

               (i) the Nominal Liquidation Amount of such tranche of Notes immediately after the prior date of determination; plus

               (ii) with respect to any tranche of Discount Notes, the aggregate amount of any accretions of principal on that tranche paid to the Master Trust for investment in the Investor Interest pursuant to Section
                                                                      -------
     3.17(a) since the prior date of determination; plus
     -------

               (iii) the aggregate amount withdrawn from the Principal Funding sub-Account pursuant to Section 3.14(d) for such tranche since the prior
                             ---------------
     date of determination; plus

               (iv) such tranche's allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(d) since the
                                                    ---------------
     prior date of determination; minus

               (v) such tranche's allocable share of all reallocations of Series [___] Available Principal Amounts pursuant to Section 3.07(a) and
                                                          ---------------
     (b) since the prior date of determination, determined as set forth in
     Section 3.09; minus
     ------------

               (vi) the amount of the reduction of the Nominal Liquidation Amount of such tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section
                                                                       -------
     3.05; minus
     ----

               (vii) the amount deposited in the applicable Principal Funding sub-Account for such tranche (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a tranche of Notes
--------  -------
may never be less than zero, (2) the Nominal Liquidation Amount of any tranche of Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such tranche and (3) the Nominal Liquidation Amount of any tranche of Notes that has caused a sale of Receivables pursuant to Section 3.23 will be
                                                        ------------
zero.

     The Nominal Liquidation Amount for Series ___ will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of Series ___.

          Section 3.17. Reinvestment in the Collateral Certificate.
                        ------------------------------------------

          (a) The amount of principal accreted on any tranche of Discount Notes available pursuant to Section 3.13(b) will be paid to the Master Trust to
                      ---------------
increase the Investor Interest of the Collateral Certificate.

          (b) The Prefunding Excess Amount, if any, withdrawn from the Principal Funding Account will be paid to the Master Trust to increase the Investor Interest of the Collateral Certificate.

          Section 3.18. Netting of Deposits and Payments. The Issuer, in its
                        --------------------------------
sole discretion, may make all deposits to Interest Funding sub-Account and Principal Funding sub-Account pursuant to Sections 3.02 and 3.10 with respect to
                                          -------------     ----
any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07(a), (b) all payments to be made to Derivative
                    ---------------
Counterparties pursuant to Sections 3.13 and 3.14, (c) all reinvestments in the
                           -------------     ----
Investor Interest of the Collateral Certificate to be made pursuant to Section
                                                                       -------
3.17 and (d) all payments to the Issuer pursuant to Section 3.07(c).
----                                                ---------------

          Section 3.19. Pro rata Payments within a Tranche. All payments of
                        ----------------------------------
principal, interest or other amounts to Holders of the Notes of a single tranche will be made pro rata based on the Stated Principal Amount of their Notes.

          Section 3.20. Sale of Receivables for Accelerated Notes.
                        -----------------------------------------

          (a)  (i)  If a tranche of Notes has been accelerated pursuant to
Section 702 of the Indenture following an Event of Default, the Indenture
-----------
Trustee may, and at the direction of the Majority Holders of that tranche of Notes will, cause the Master Trust to sell Principal

Receivables and the related Finance Charge Receivables (or interests therein) as set forth in this Section 3.20.
                  ------------

        (ii) Such a sale will be permitted only if at least one of the following conditions is met:

              (A) the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated tranche of Notes consent; or

              (B) the net proceeds of such sale (plus amounts on deposit in the applicable sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated tranche of Notes; or

              (C) the Indenture Trustee does not determine that the funds to be allocated to the accelerated Notes, including (1) Series [____] Available Funds and Series [____] Available Principal Amounts allocable to the accelerated tranche of Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable sub-Accounts, is likely to be sufficient to make payments on the accelerated tranche of Notes when due and 662/3% of the Holders of the accelerated tranche of Notes consent to the sale.

        (iii) In the case of an acceleration of a tranche of Notes of a subordinated class, if the provisions of Section ____ would prevent the
                                              ------------
     payment of the accelerated tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding sub-Accounts for the senior classes of Notes of that series has been reached such that the amount of such deficiency in the required subordination of a senior class of Notes is no longer required to provide subordination protection for the senior classes of Notes.

     (b) If the Nominal Liquidation Amount with respect to any tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to deposits and distributions otherwise to be made on that Legal Maturity Date), the Issuer will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected tranche plus any past due interest on the affected tranche.

     (c) Sales proceeds received with respect to a tranche of Notes received pursuant to clause (b) will be allocated in the following priority:

         (i) first, to be deposited in the Principal Funding sub-Account for that tranche of Notes, an amount up to the Adjusted Outstanding Dollar Principal Amount immediately before giving effect to such deposit; and

         (ii) second, to be deposited in the Interest Funding sub-Account of that tranche of Notes, the balance of such sales proceeds.

     (d) Any amount remaining on deposit in the Interest Funding sub-Account for a tranche of Notes that has caused a sale of Receivables pursuant to this
Section 3.20 after final
------------
payment thereof pursuant to Section 503 of the Indenture, will be treated as
                            -----------
Series [____] Available Funds.

          Section 3.21.  Calculation of Prefunding Target Amount.
                         ---------------------------------------

     (a) With respect to all tranches of Class A Notes, the Prefunding Target Amount means the greater of the amount computed under clause (i) or (ii) for the applicable Monthly Period:

          (i) The Prefunding Target Amount for tranches of Class A Notes with respect to Class B Notes as of the end of any Monthly Period is equal to an amount, not less than zero, equal to

               (A) the product of (x) the aggregate Outstanding Dollar Principal Amount of Class A Notes as of the end of that Monthly Period times (y) one minus a fraction the numerator of which is the sum, such
          -----
          sum not to exceed the denominator in this clause (a)(i)(A), of

                    (1) the aggregate Adjusted Outstanding Dollar Principal
               Amount of all tranches of Outstanding Class B Notes of that series, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full, (B) had Events of Default, or (C) reached their final or only Expected Principal Payment Date, in each case, in or with respect to that Monthly Period or earlier Monthly Periods; plus

                    (2) the aggregate amount of all Class A Usage of Class B
               Required Subordinated Amount by any Outstanding tranche of Class A Notes and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class B Notes for all tranches of Class A Notes of that series which are Outstanding as of the end of that Monthly Period, minus

               (B) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class A Notes as of the end of that Monthly Period.

          (ii) The Prefunding Target Amount for tranches of Class A Notes with respect to Class C Notes as of the end of any Monthly Period is equal to an amount, not less than zero, equal to

               (A) the product of (x) the aggregate Outstanding Dollar Principal Amount of Class A Notes as of the end of that Monthly Period times (y) one minus a fraction, the numerator of which is the sum,
          -----
          such sum not to exceed the denominator in this clause (a)(ii)(A), of

                    (1) the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes of that series, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full, (B) had Events of Default, or (C) reached their final or only Expected Principal Payment Date, in each case, in or with respect to that Monthly Period or earlier Monthly Periods; plus

                    (2) the aggregate amount of all Class A Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class A Notes and the denominator of which is the aggregate amount of the Class A Required Subordinated Amount of Class C Notes for all tranches of Class A Notes which are Outstanding as of the end of that Monthly Period, minus

               (B) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class A Notes as of the end of that Monthly Period.

     (b) With respect to all tranches of Class B Notes, the Prefunding Target Amount means with respect to Class C Notes as of the end of any Monthly Period an amount, not less than zero, equal to

          (i) the product of (x) the aggregate Outstanding Dollar Principal Amount of Class B Notes as of the end of that Monthly Period times (y) one
                                                                  -----
     minus a fraction, the numerator of which is the sum, such sum not to exceed the denominator in this clause (b)(i), of

               (A) the aggregate Adjusted Outstanding Dollar Principal Amount of all tranches of Outstanding Class C Notes, other than tranches which have (A) had Early Redemption Events or other mandatory or optional redemption events in which such tranches are to be redeemed in full, (B) had Events of Default, or (C) reached their final or only Expected Principal Payment Date, in each case, in or with respect to that Monthly Period or earlier Monthly Periods; plus

               (B) the aggregate amount of all Class B Usage of Class C Required Subordinated Amount by any Outstanding tranche of Class B Notes and the denominator of which is the aggregate amount of the Class B Required Subordinated Amount of Class C Notes for all tranches of Class B Notes which are Outstanding as of the end of that Monthly Period, minus

         (ii) the aggregate amount on deposit in the Principal Funding sub-Accounts for all Outstanding tranches of Class B Notes as of the end of that Monthly Period.

          Section 3.22.  Targeted Deposits to the Class C Reserve Account.
                         ------------------------------------------------

     (a) The aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Monthly Period is an amount equal to the sum of Class C Reserve sub-Account deposits, if any, targeted to be made for each specified tranche of Class C Notes. The amount of any such deposit and the circumstances that require that a deposit be made will be set forth in the terms document for such tranche of Class C Notes. Unless another time is specified for making such deposits in the terms document for each such tranche of Class C Notes, these deposits will be made on each Transfer Date.

     (b)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(e) is at least equal to the aggregate amount of the deposits
---------------
targeted by clause (a) above, then the full amount of each such deposit will be made.

     (c)  If the amount of funds available for a Monthly Period pursuant to
Section 3.01(e) is less than the aggregate amount of deposits targeted by clause
---------------
(a) above, then the amount available will be allocated to each tranche of Class C Notes pro rata based on the ratio of the amount targeted to be deposited into the Class C Reserve Account with respect to that tranche to the aggregate amount targeted to be deposited into the Class C Reserve Account with respect to all tranches of Class C Notes with respect to such Monthly Period.

          Section 3.23.  Withdrawals from the Class C Reserve Account.
                         --------------------------------------------
Withdrawals for any tranche of Class C Notes will be made from the applicable Class C Reserve sub-Account as specified below.

     (a)  Interest; Payments with Respect to Derivative Agreements for Interest,
          ----------------------------------------------------------------------
Accretion on Discount Notes.  If the amount on deposit in the Interest Funding
---------------------------
sub-Account for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.13, on each Transfer
                                                 ------------
Date an amount equal to that deficiency will be withdrawn from the Class C Reserve sub-Account for such tranche and deposited into that Interest Funding sub-Account.

     (b)  Payments of Principal; Payments with Respect to Derivative Agreements
          ---------------------------------------------------------------------
for Principal.  If the amount on deposit in the Principal Funding sub-Account
-------------
for any tranche of Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, an amount equal to the lesser
                                     ------------
of (i) that deficiency, and (ii) the amount any Nominal Liquidation Amount Deficits for that tranche of Class C Notes will be withdrawn from that Class C Reserve sub-Account for such tranche and deposited into that Principal Funding sub-Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 3.14.
                     ------------

     (c)  Payment to Issuer.  If on any Transfer Date with respect to which no
          -----------------
Class C Notes have been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and be paid to the Issuer. Upon payment in full of any tranche of Class C Notes, any amount on deposit in the applicable Class C Reserve sub-Account will be paid to the Issuer.

          Section 3.24.  Computation of Interest.
                         -----------------------

     (a)  Unless otherwise provided as contemplated in Section 301 of the
                                                       -----------
Indenture, (i) interest on the Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months and (ii) interest on Notes computed on the basis of a floating or periodic rate will be calculated on the basis of a 360-day year for the actual number of days elapsed.

     (b) Unless otherwise specified in this Indenture Supplement or the applicable terms document, interest for any period will be calculated form and including the first day of such period, to but excluding the last day of such period.

          Section 3.25.  Excess Available Funds Sharing.
                         ------------------------------

     (a) Shared Excess Available Funds allocable to Series [___] on any Transfer Date shall be treated as Series [____] Available Funds for such Transfer Date.

     (b) Shared Excess Available Funds allocable to Series [____] with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to Series [____] for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds
--------  -------
for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Cumulative Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the Series [____] on such Transfer Date shall equal the product of
(i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to Series [____] for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                           Early Redemption of Notes

          Section 4.01.  Early Redemption Events.  In addition to the events
                         -----------------------
identified as Early Redemption Events in Section 1201 of the Indenture, if at
                                         ------------
any time the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such period, an "Early Redemption Event" with respect to each tranche of Series [___] Notes will be deemed to have occurred.



                              [END OF ARTICLE IV]

                                   ARTICLE V

                            Accounts and Investments

          Section 5.01.  Accounts.
                         --------

     (a)  Accounts; Deposits to and Distributions from Accounts.  On or before
          -----------------------------------------------------
the Closing Date, the Indenture Trustee will cause to be established and maintained three Qualified Accounts denominated as follows: the "Interest
                                                                 --------
Funding Account," the "Principal Funding Account" and the "Class C Reserve
---------------        -------------------------           ---------------
Account" in the name of the Indenture Trustee, bearing a designation clearly
-------
indicating that the funds deposited therein are held for the benefit of the Series [____] Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). The Interest Funding Account, Principal Funding Account and the Class C Reserve Account constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series [____] Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders). If, at any time, the institution holding either the Interest Funding Account, Principal Funding Account or the Class C Reserve Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be, that is a Qualified Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account or Class C Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account or Class C Reserve Account is established, it will be the "Interest Funding Account," "Principal Funding Account" or "Class C Reserve Account," as the case may be. Each tranche of Notes will have its own sub-Account within the Interest Funding Account, the Principal Funding Account and the Class C Reserve Account. The Interest Funding Account, the Principal Funding Account and the Class C Reserve Account will receive deposits pursuant to
Article III.

     (b) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account or the Class C Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article III.


                               [END OF ARTICLE V]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   MBNA CREDIT CARD NOTE TRUST,
                                   by[ ], as Owner Trustee and not in its
                                   individual capacity



                                   By:________________________________________
                                      Name:
                                      Title:
                                      Attest:



                                   THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                                   By:________________________________________
                                      Name:
                                      Title:
                                      Attest:

STATE OF DELAWARE   )
                         )ss:
COUNTY OF CASTLE    )


          On [ ], [ ], before me personally came , to me known, who, being by me duly sworn, did depose and say that he resides at ; that he is of MBNA Credit Card Note Trust, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.


_____________________________
Name

_____________________________
[Notarial Seal]

STATE OF NEW YORK   )

                         )ss:
COUNTY OF NEW YORK  )


          On [ ], [ ], before me personally came [ ], to me known, who, being by me duly sworn, did depose and say that he resides at [ ]; that he is of The Bank of New York, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.

_______________________
Name

_______________________
[Notarial Seal]